                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                          General Binding Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

[GENERAL BINDING CORPORATION LOGO]
DENNIS J. MARTIN
Chairman, President and Chief Executive Officer

                                                                  April 26, 2002

To GBC stockholders:

     You are cordially invited to attend the GBC annual meeting of stockholders, which will be held on Tuesday, May 21, 2002 at 3:30 p.m. in the Auditorium at the Chicago Botanic Gardens, 1000 Lake Cook Road, Glencoe, Illinois, which is located just east of the Edens Expressway (I-94).

     At the meeting, we will report to you on the current business and developments at GBC. The Board of Directors and many of our executives will also be present to discuss the affairs of the Company with you. After the meeting, refreshments will be served.

     Please sign and return the enclosed proxy to assure that your shares will be represented. If you plan to attend the meeting, please so indicate in the appropriate space provided on the card. The proxy will not be used if you do attend and wish to vote in person.

                                           Sincerely yours,

                                           /s/ Dennis J. Martin

                                           DENNIS J. MARTIN
                                           Chairman, President and
                                           Chief Executive Officer

                          GENERAL BINDING CORPORATION

                                   NOTICE OF

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 21, 2002

                                                            Northbrook, Illinois
                                                                  April 26, 2002

     The annual meeting of the stockholders of General Binding Corporation (the "Company") will be held on Tuesday, the 21st day of May, 2002 at 3:30 p.m. local time, at the Chicago Botanic Gardens, 1000 Lake Cook Road, Glencoe, Illinois for the following purposes:

     1. To elect a board of eleven directors for the ensuing year.

     2. To act upon a proposal to approve and adopt the Company's 2001 Stock Incentive Plan for Employees, as amended and restated.

     3. To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year 2002.

     4. To transact such other business as may properly come before the meeting.

     The transfer books will not be closed. Only stockholders of record, at the close of business on March 25, 2002, are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

     In order that your shares may be represented at the meeting, in the event you are not personally present, please sign the proxy and return it in the enclosed envelope.

                                          By order of the Board of Directors

                                          /s/ Steven Rubin
                                            STEVEN RUBIN
                                            Vice President, Secretary &
                                            General Counsel

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN ORDER THAT YOUR SHARES BE VOTED. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS VOTED.

                          GENERAL BINDING CORPORATION
                                 ONE GBC PLAZA
                           NORTHBROOK, ILLINOIS 60062

                               ------------------

                                PROXY STATEMENT

           FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2002

                               ------------------

     The enclosed proxy is solicited by the Board of Directors of the Company. It may be revoked at any time before it is exercised, but if not revoked, the shares represented by the proxy will be voted. If the proxy card is marked to indicate a choice, the shares will be voted as directed. If no indication is made, the proxy will be voted FOR the election of directors, FOR the approval and adoption of the Company's 2001 Stock Incentive Plan for Employees, as amended and restated and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants. You may revoke your proxy by giving written notice of revocation to the Secretary of the Company at any time before it is voted or by attending the meeting and voting your shares in person. The expense incurred in the solicitation of the proxies will be borne by the Company. In addition to this solicitation by mail, proxies may be solicited by officers, directors, and regular employees of the Company, without extra compensation, personally and by mail, telephone or telegraph. Brokers, nominees, fiduciaries and other custodians will be required to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses. This Proxy Statement and the enclosed Proxy are being sent to the stockholders of the Company on or about April 26, 2002.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The voting securities entitled to vote at the meeting are 13,414,382 shares of Common Stock entitled to one vote per share and 2,398,275 shares of Class B Common Stock entitled to fifteen votes per share. The record date for determination of stockholders entitled to vote at the meeting is March 25, 2002. Lane Industries, Inc. by virtue of its ownership of the Common Stock and Class B Common Stock as described below, controls approximately 88% of the eligible votes at the meeting.

     Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. Broker non-votes will not be counted as shares present and entitled to vote nor as a vote cast on any matter presented at the meeting. Directors are elected by a plurality of the votes of the shares present and entitled to vote. Accordingly, abstentions and broker non-votes will not have any effect on the election of directors. Action on any other matter is approved by a majority vote of the shares present and entitled to vote at the meeting. Accordingly, abstentions will have the effect of a negative vote on such matters.

     Lane Industries, Inc. intends to vote its shares for the election as directors of the nominees named herein, for the approval and adoption of the Company's 2001 Stock Incentive Plan for Employees as amended and restated, and to ratify the selection of PricewaterhouseCoopers LLP as independent public accountants.

     The following beneficial owners of the Company's equity securities are the only persons known to management of the Company who beneficially owned more than five per cent of any class of the Company's voting securities as of March 31, 2002:

                                                                              AMOUNT AND NATURE OF       PERCENT
CLASS OF STOCK                              NAME AND ADDRESS                  BENEFICIAL OWNERSHIP       OF CLASS
--------------                              ----------------                  --------------------       --------
Class B Common Stock..........    Lane Industries, Inc.                            2,398,275(1)(3)          100
                                    One Lane Center
                                    Northbrook, IL 60062
Common Stock..................    Lane Industries, Inc.                            9,883,237(2)(3)         62.5(4)
                                    One Lane Center
                                    Northbrook, IL 60062
Common Stock..................    Ariel Capital Management, Inc.                   3,519,971(5)            22.3(4)
                                    307 N. Michigan Ave.
                                    Chicago, IL 60601

---------------

(1) Class B Common Stock is convertible into Common Stock at the rate of one share of Common Stock for each Class B share upon presentation of a Class B share to the transfer agent.

(2) Includes the 2,398,275 Class B shares described in Note (1).

(3) Lane Industries, Inc. has the sole power to vote and to dispose of these shares. The voting stock of Lane Industries, Inc. is owned by various trusts under which certain members of the family of William N. Lane, deceased, are beneficiaries. Jeffrey P. Lane and Nelson P. Lane, Directors of the Company, and other members of the Lane family are considered to have control of Lane Industries, Inc. by virtue of their control of the voting stock of Lane Industries, Inc. through the aforementioned Lane family trusts.

(4) As a percent of the outstanding shares after giving effect to the possible conversion of Class B Common Stock described in Note (1).

(5) As of December 31, 2001 based upon information provided in a Schedule 13-G filed with the Securities and Exchange Commission and dated December 31, 2001. Ariel Capital has sole dispositive power over all of these shares and sole voting power over 3,294,371 of these shares.

                             ELECTION OF DIRECTORS

     It is intended that the proxy will be voted for the election of the eleven nominees for director named below except in the event any of those named should not continue to be available for election, discretionary authority may be exercised to vote for a substitute. All of the nominees are current directors and were elected by the stockholders. There are no family relationships among any of the nominees other than Jeffrey P. Lane and Nelson P. Lane who are brothers.

     No circumstances are now known which would render any nominee named herein unavailable. The nominees of Management for election to the Board of Directors, each to hold office until the next annual meeting or until his successor is elected, are as follows:

                                                            FIRST YEAR
NAME AND AGE                                             ELECTED DIRECTOR
------------                                             ----------------
George V. Bayly, 59..................................       1998(a)
Gary P. Coughlan, 58.................................       2001(b)
Richard U. De Schutter, 61...........................       1997(c)
G. Thomas Hargrove, 62...............................       2001(d)
Jeffrey P. Lane, 51..................................    2000(e)(g)
Nelson P. Lane, 48...................................    2000(f)(g)
Dennis J. Martin, 51.................................       2001(h)
James A. Miller, 59..................................       1997(i)
Arthur C. Nielsen, Jr., 83...........................       1966(j)
Forrest M. Schneider, 54.............................       2000(k)
Robert J. Stucker, 57................................       1987(l)

---------------

(a) Mr. Bayly is Chairman, President and CEO of Ivex Packaging Corporation, a specialty packaging company engaged in the manufacturing and marketing of a broad range of plastic and paper packaging products. He has held this position for more than the past five years.

(b) Mr. Coughlan is a private investor, having retired from Abbott Laboratories in March, 2001. Prior to his retirement, he had been the Senior Vice President, Finance and Chief Financial Officer of Abbott, a pharmaceutical and medical products manufacturer, for more than the past five years. He is also a director of Arthur J. Gallagher & Co. and Hershey Foods Corp.

(c) Mr. De Schutter is a private investor. Until October 2001, he had been the Chairman and Chief Executive Officer of DuPont Pharmaceutical Company, a fully integrated pharmaceutical research, development and manufacturing company. Before assuming this position in 2000, he had been the Vice Chairman, Chief Administration Officer, and a Director of the Monsanto Company, a leading life sciences company. Prior to assuming those responsibilities in 1999, he had been the Chairman and Chief Executive Officer of G.D. Searle & Co., a wholly owned subsidiary of Monsanto engaged in the research, development and marketing of pharmaceutical products since April, 1995. He is also a director of Smith & Nephew Plc., Varian, Inc. and Incyte Genomics, Inc.

(d) Mr. Hargrove is currently a private investor. From 1999 until 2001 he had been the non-executive Chairman of AGA Creative, a catalog creative agency. He had previously been the Chairman, since 1987, of the At-A-Glance Group, a leading manufacturer of calendars, diaries and other time management products.

(e) Jeffrey P. Lane has been involved in ranching operations for more than the past five years. He is also a director of Lane Industries, Inc.

(f) Nelson P. Lane is a private investor. Prior to 1999 he had been involved in ranching operations for more than five years. He is also a director of Lane Industries, Inc.

(g)  See notes (2) and (3) to Voting Securities and Principal Stockholders.

(h) Mr. Martin became the Company's Chairman, President and Chief Executive Officer on May 8, 2001. Prior to joining the Company, he had been the Chief Executive Officer of the Welding Products Group of Illinois Tool Works, Inc. for more than the past five years. Mr. Martin is also a director of Hon Industries, Inc.

(i) Mr. Miller is currently a private investor. Until May 2001, he acted as the Company's Chairman and interim Chief Executive Officer. He became Chairman in June 2000 and interim Chief Executive Officer in February 2001. Until 1998 he had been the President, CEO and a director of Alliant FoodService, Inc. a broadline food-service distributor.

(j) Mr. Nielsen has been Chairman Emeritus of the A. C. Nielsen Co. for more than the past five years.

(k) Mr. Schneider is the President and Chief Executive Officer of Lane Industries, Inc. and has held that position since June 2000 (see (g) above). Prior to that appointment, he had been the Senior Vice President and Chief Financial Officer for Lane Industries, Inc. for more than the previous five years. Mr. Schneider is also a director of Harris Preferred Capital Corporation, a real estate investment company and indirect subsidiary of the Harris Trust and Savings Bank.

(l) Mr. Stucker is a partner with the law firm of Vedder, Price, Kaufman & Kammholz. He has also been a director of Lane Industries, Inc. for many years until his resignation from that position in March 2002 (see (g) above). Vedder, Price, Kaufman & Kammholz has performed legal services for the Company and Lane Industries, Inc. for many years, and it is anticipated that they will continue to do so in the future. Mr. Stucker is also a director of MFN Financial Corporation.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of Common Stock are traded. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon the Company's review of such forms and, if appropriate, representations made to the Company by any such reporting person concerning whether a Form 5 was required to be filed for the 2001 fiscal year, the Company is not aware of any of its directors and executive officers or 10% stockholders who failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 2001 through December 31, 2001.

                  STOCK OWNERSHIP OF DIRECTORS AND MANAGEMENT

     Following is information with respect to the ownership of the Company's Common Stock by the nominees for the Board of Directors, those non-director executive officers named in the Senior Executive Compensation Table found on page 11 hereinafter and all Officers and Directors as a group.

                                                          COMMON                       RESTRICTED
                                                          STOCK                           STOCK
                                                       BENEFICIALLY       STOCK           UNITS
                                                          OWNED          OPTIONS          AS OF       TOTAL AND
                               PRESENT POSITION         MARCH 31,     EXERCISABLE BY    MARCH 31,      PERCENT
NAME                             WITH COMPANY            2002(A)       MAY 31, 2002      2002(F)     OF CLASS(G)
----                       -------------------------   ------------   --------------   -----------   -----------
George V. Bayly..........  Director                             0         13,000                 0      13,000
Gary P. Coughlan.........  Director                         1,000          3,000                 0       4,000
Richard U. DeSchutter....  Director                         1,000         13,000                 0      14,000
G. Thomas Hargrove.......  Director                         6,000          3,000                 0       9,000
Jeffrey P. Lane..........  Director                        49,078(a)       3,000                 0      52,078
Nelson P. Lane...........  Director                        51,678(b)       3,000                 0      54,678
Dennis J. Martin.........  Chairman, President and         40,000        360,000            31,853     431,853(2.6%)
                           Chief Executive Officer
James A. Miller..........  Director                         2,000         75,000(c)              0      77,000
Arthur C. Nielsen, Jr....  Director                        34,860         13,000                 0      47,860
Forrest M. Schneider.....  Director                         5,275(d)       3,000(e)              0       8,275
Robert J. Stucker........  Director                         4,500         13,000                 0      17,500
William R. Chambers,       Senior Vice President,           1,492         14,250             1,911      17,653
  Jr.....................  Global Strategic
                           Initiatives
David H. Hewitt..........  Group President, Office            425          6,250             6,371      13,036
                           Product
John Turner..............  Group President, Films           1,000         22,250             6,371      29,621
Timothy J. Webb..........  Group President, Document        2,100         24,375             6,371      32,846
                           Finishing
All Officers and
  Directors as
  a Group................                                 218,651        489,812            71,033     779,496(4.8%)

---------------

(a)  Includes 1,800 shares owned by Mr. Lane's children.

(b) Includes 5,400 shares owned by Mr. Lane's wife.

(c) At March 31, 2002, Mr. Miller had outstanding options to acquire from Lane Industries, Inc. up to 285,000 shares of the Company's Common Stock at a price of $7.81 per share, all of which are exercisable but are not included in the figure shown in the table.

(d) Includes 200 shares owned by Mr. Schneider's wife and 1,200 shares owned by Mr. Schneider's children.

(e) At March 31, 2002 Mr. Schneider had outstanding options to acquire from Lane Industries, Inc. up to 36,000 shares of the Company's Common Stock at prices ranging from $7.00 to $30.00 each. Of those outstanding options, 25,500 are exercisable prior to May 31, 2002 but are not included in the figure shown in the table.

(f) The amounts represent the number of unvested restricted stock units held by the named executive officers, all of which were awarded on February 15, 2002 subject to approval by the stockholders of the Company. Subject to prior forfeiture under certain conditions or deferral of receipt at the election of the executive officer, these units would be issued in shares of the Company's Common Stock on February 15, 2005. There are no voting rights with respect to these units. See Proposal to Approve and Adopt the 2001 Stock Incentive Plan for Employees as Amended and Restated.

(g) As a percent of outstanding shares after giving effect to the possible issuance of shares pursuant to the Company's stock option plans, the full vesting of the Restricted Stock Units and the possible conversion of the Class B Common Stock (see note (1) to Voting Securities and Principal Stockholders). Percentages less than 1% are not shown.

                     BOARD OF DIRECTORS AND COMMITTEE DATA

     The Board of Directors has appointed standing Compensation, Director Affairs and Audit Committees.

     The current members of the Compensation Committee are Messrs. De Schutter (Chairman), Bayly, Stucker and J. P.Lane. This Committee reviews and approves the compensation policies for management and the Board. The Compensation Committee met three times in 2001.

     The current members of the Committee on Directors Affairs are Messrs. Schneider (Chairman), J.P. Lane and Stucker. This Committee is responsible for establishing policies and procedures for the recruitment and retention of Board members. This Committee did not formally meet in 2001.

     The current members of the Audit Committee are Messrs. Coughlan (Chairman), Nielsen and Hargrove. The Audit Committee met three times in 2001.

     There were seven meetings of the Board of Directors during 2001. Each member of the Board attended at least 75% of all Board and Committee meetings of which the director was a member during the year.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of three independent directors. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information provided to the shareholders and others, the systems of internal controls which management has established, and the audit process.

     The Audit Committee has adopted a formal, written charter which has been approved by the full Board of Directors. The Charter specifies the scope of the Audit Committee's responsibilities and how it should carry out those responsibilities. A copy of this Charter is included as Appendix B. The Charter does not give the Committee responsibility for the preparation, presentation and integrity of the Company's financial statements or for the establishment of accounting and financial reporting principles to be followed by the Company. In addition, the Charter does not delegate to the Committee the responsibility of designing internal controls to assure the Company's compliance with accounting standards and applicable laws and regulation.

     In connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee

     - reviewed the audited financial statements with the Company's management;

     - discussed with Arthur Andersen LLP, the Company's independent auditors for the year 2001, the materials required to be discussed by Statement of Auditing Standards 61, Communication with Audit Committees;

     - received and reviewed the written disclosures and the letter from Arthur Andersen LLP required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the auditors their independence; and

     - based on the foregoing review and discussion, recommended to the Board of Directors that the audited financial statements be included in the Company's 2001 Annual Report on Form 10-K.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not employed by the Company for accounting, financial management or internal control purposes, and are not experts in the fields of accounting or auditing, or with respect to the matter of auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the Company's auditors are in fact "independent".

                                          AUDIT COMMITTEE

                                          Gary P. Coughlan, Chairman
                                          A. C. Nielsen, Jr.
                                          G. Thomas Hargrove

                             DIRECTORS COMPENSATION

     Directors who are not employees of the Company currently receive an annual director's fee of $22,000 which is paid in a lump sum on their date of election to the Board and are paid $1,000 for each Board and Committee meeting attended. Committee chairmen also receive an annual retainer of $3,000 for performing that service.

     On May 23, 2001, the shareholders adopted the Company's Non-Employee Directors 2001 Stock Option Plan (the "Directors Plan"). Under the terms of the Directors Plan, each non-employee director elected at an Annual Meeting of Shareholders is entitled to receive a grant of an option to purchase 3,000 shares of the Company's common stock at its fair market value (as defined in the Directors Plan) on the date of the Annual Meeting. The first of such grants were awarded on May 23, 2001 at a strike price of $8.35 per share. The Directors Plan also permits the granting of discretionary options. Recognizing their long service as Directors, the Board of Directors granted, on May 23, 2001, discretionary options to purchase 10,000 shares of the Company's common stock to each of Messrs. Bayly, DeSchutter, Nielsen and Stucker at a strike price of $8.35 each, the fair market value of the Company's common stock on that date.

     The Board has established stock ownership guidelines for directors effective February 15, 2002. Each director is being asked to achieve a minimum ownership requirement in the Company's common stock equal in value to at least three times the director's annual cash compensation. Phantom Company stock held in a director's Phantom Stock and Deferred Compensation Plan account is counted toward this requirement, however unexercised options are not so counted. Reaching the ownership guideline is targeted for completion for the later of either three years after the date a director is elected to the Board or three years following the effective date of the guidelines. The Board feels strongly that ownership of the Company's common stock will further align and unify the interests of the directors with those of the stockholders.

     Mr. James A. Miller held the position of Chairman of the Board of Directors under contract with the Company for the period June 9, 2000 until May 8, 2001. For doing so, he was compensated at the rate of $300,000 per annum. Effective June 1, 2001, Mr. Miller entered into a consulting contract with the Company to assist Mr. Martin during the period of Mr. Martin's transition into his position as the Company's Chairman, President and Chief Executive Officer. For performing these consulting services, Mr. Miller was paid $15,000 per month by the Company through September, 2001 at which time the consulting agreement was terminated.

     Directors may elect to defer their annual and/or board meeting fees pursuant to a Phantom Stock and Deferred Compensation Plan. The Plan allows Directors to receive incentive compensation based on a choice of either the appreciation of the Common Stock of the Company and on any dividends declared on such stock; an S&P 500 index fund; or a fixed income account.

     Any Director who elects to participate in the Plan receives Phantom Investment Units ("PSUS") in lieu of cash compensation for either or both of his annual director's or board and committee meeting fees as he so chooses. PSUS received in lieu of the annual fee are credited as of the date of the Company's annual meeting of stockholders during the fiscal year in question. PSUS received in lieu of meeting fees are credited to a Director's account on the day of the meeting attended by the Director.

     A participating Director may only redeem his PSUS account through a lump sum cash payment within thirty (30) days after he ceases to be a member of the Board, and his rights under the Plan may not be assigned, encumbered or otherwise transferred except to a designated beneficiary in the event of the death of a participant. PSUS have no voting or other shareholder rights attached to them and the Company's obligation to redeem any PSUS is unsecured.

                     EXECUTIVE OFFICERS OF THE COMPANY (1)

               NAME AND AGE                                          TITLE
               ------------                                          -----
Dennis J. Martin, 51......................  Chairman, President and Chief Executive Officer
David H. Hewitt, 52.......................  Group President, Office Products
John Turner, 53...........................  Group President, Films
Timothy J. Webb, 52.......................  Group President, Document Finishing
Govind K. Arora, 53.......................  Senior Vice President, Worldwide Manufacturing and
                                            Logistics
William R. Chambers, Jr., 47..............  Senior Vice President, Global Strategic Initiatives
Don Civgin, 40............................  Senior Vice President and Chief Financial Officer
Steven Rubin, 54..........................  Vice President, Secretary and General Counsel
Perry S. Zukowski, 43.....................  Vice President, Human Resources

---------------
(1) All of the above-named officers have been actively engaged in the business of the Company as Company employees for the past five years, in the capacity indicated above or in a substantially similar capacity, except: Dennis J. Martin (see note(h) to Election of Directors); David H. Hewitt, who before joining the Company in August, 2000 had been the President of Revell-Monogram, Inc, a manufacturer of plastic toy model kits and collectibles since 1999, and prior to that position had held various management positions with the Consumer Products Division of Binney & Smith for more than the past five years; Timothy J. Webb, who before joining the Company in August, 1999, had been the Senior Vice President and General Manager of the Impressions Division of the Standard Register Company, a business printing firm, since the end of 1997 and had been, prior to that time, the President and Chief Executive Officer of UARCO, Inc., a business printing firm, since 1994; Don Civgin, who before joining the Company in January 2002, had held the offices of Senior Vice President -- Finance and Senior Vice President -- Merchandise Operations with Montgomery Ward, a privately owned retailer, from early 1997 through

May 2001; John Turner, who before taking this position in March 2000 had been the Company's Vice President and General Manager of the Films Division since 1997 and European Films Division Vice President and General Manager from 1994 to
     1997; William R. Chambers, who before being named to this position in August 2000 had been the Company's Chief Operating Officer of the Office Products Group since August 1999 and previously had been the Company's Vice President and Chief Financial Officer since August 1997 and prior to that had been Director of Manufacturing Development since November 1995; Govind
     K. Arora, who before being elected to his position in March 2000 had held various manufacturing management positions with the Company for more than the past five years; and Perry S. Zukowski, who before being named to this position in March 1998 had been the Company's Asst. Vice President, Human Resources since March 1997 and for the four years prior to that, had been Asst. Treasurer & Risk Management Director for Lane Industries, Inc.

     There is no family relationship between any of the above named officers. All officers are elected for a one-year term by the Board of Directors or until reelected.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     None of the Company's Executive Officers presently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any other company whose executive officers served in the past fiscal year on the Company's Board of Directors or Compensation Committee.

                      BOARD COMPENSATION COMMITTEE REPORT

     In 2001, the Compensation Committee of the Board of Directors approved the compensation policies and programs of the Company as they pertained to the Company's Chief Executive Officer ("CEO") and other executive officers. This Committee will also bear this responsibility for the year 2002. The members of the Compensation Committee during the year were Messrs. De Schutter, Bayly, Stucker and J. P. Lane. In carrying out its responsibilities, the Committee uses advice from an external compensation consultant and considers information from various compensation surveys subscribed to and received by the Company. For executive officers other than the CEO, it also considers recommendations made by the CEO.

     The Company and the Committee have maintained the philosophy that executive officer compensation should be marketplace driven and directly and materially linked to operating performance. Thus, executive officer compensation is heavily weighted towards bonuses paid on the basis of both corporate and personal performance and the growth in wealth that can be achieved through the exercise of options in the Company's common stock. Therefore, in years when the Company has met financial performance targets such as in 2000, its executive officers have been justly rewarded. In years when the Company has not met financial performance targets, such as in 1999 and 2001, executive officer compensation has suffered.

     The principal components of the compensation package for executive officers of the Company are salary, bonus, and stock options. The Committee believes that the compensation packages for the CEO and other executive officers are typical of other companies of the same general size and necessary to attract, properly motivate and retain a quality management team which will best serve the interests of the stockholders.

     The salaries of the CEO individually and of all other executive officers are approved by the Committee. The Committee believes, based on this information, that the salaries paid in 2001 to the CEO and the other executive officers, as well as their current salaries, are near the median of the average base salaries for executive officers of other comparable sized companies.

     Senior executive compensation is most closely related to corporate performance through awards made under the Management Incentive Plan (the "MIP Plan") and grants of options under the Company's Stock Option Plans. Under the MIP Plan participants, other than the CEO, can earn a bonus award, subject to minor adjustments, of up to 80% of annual salary.

     The amount of bonus awarded under the MIP Plan is based on a combination of achieving certain annual corporate objectives as well as individual performance objectives. For the year 2001, the corporate performance objective for the MIP plan was based on achieving certain shareholder value added criteria. In 2001, the CEO could have earned up to 200% of his annual salary had the Company's financial performance exceeded the targeted shareholder value added criteria and had he achieved all of his individual performance objectives.

     For the year 2001, the Committee recognized the difficult economic environment within which the Company had to operate and the significant progress the Company made in its restructuring and business simplification efforts and programs to reduce debt and increase cash flow. After extensive deliberation, the Committee determined that, despite the failure to achieve shareholder value added targets, the Company's and shareholders' best interests would be served by creating a bonus pool for distribution to MIP Plan participants. The Committee viewed this as an essential element to retaining key members of management. Awards from this pool were made based on the achievement of individual performance objectives by the participants. The CEO's award of $500,000 was the minimum amount guaranteed to him pursuant to his Employment Agreement. For the year 2002, the corporate performance objective for the MIP Plan is again based on achieving certain shareholder value added criteria. In addition, individual performance objectives will be heavily weighted towards making progress on achieving certain strategic goals as established and approved by the Board.

     The Committee also strongly believes that the granting of stock options to the CEO and the other senior executives should be an integral portion of over-all executive compensation. The opportunity to provide wealth to the executive group through the growth in value of the Company's Common Stock is an integral means of aligning the interest of management with stockholders and helps focus the attention of management on the long-term success of the Company. Options are granted to the CEO and the other executive officers on a periodic basis. Options awarded during 2001 reflect continuation of this policy through intermittent grants to the executive officers based on their relative levels of compensation and responsibilities. The Options granted to the CEO in 2001 were an integral element in the compensation package the Committee determined was necessary for recruiting him to join the Company in that position. The Committee also has the ability to grant longer-term, performance-related options related to the achievement of the Company's multi-year performance targets. No performance-related options were granted in the year 2001.

     To further enhance the aligning of management interest with that of the Stockholders, the Company has implemented an executive stock ownership program. Under the terms of this program, the Company's senior executives, as well as certain other members of management, are encouraged to acquire and maintain a certain level of ownership of the Company's Common Stock. The level of ownership targeted under this program ranges from a number of shares in value equal to or greater than one times annual salary for those employees with a salary level of $169,999 and below to two and one-half times salary for those employees with a salary level of $337,000 or above. Depending on length of service, an employee will have from five to seven years to attain their desired ownership levels; however, the Committee will monitor annually the progress being made by the employee to reach such level. If the Committee is not satisfied with the progress of share acquisition by any employee, it could elect to reduce future stock option grants to any affected employee. The Committee also has recognized that the aforementioned stock ownership targets will require a considerable personal investment by each of the senior executives. After review of a study by the Committee's compensation consultant, the Committee determined that granting Restricted Stock Awards, as part of the stock option program, would both assist the executives in reaching ownership goals and further align the executive with the best interests of the shareholders (See Proposal to Adopt the 2001 Stock Incentive Plan for Employees as Amended and Restated).

     Sec. 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to executive officers named in the Senior Executive Compensation Table that follows to $1 million, unless certain requirements are met. The Committee will periodically review the necessity of modifying the compensation programs for executive officers so that the corporate tax deduction is maximized; however, it will retain the flexibility to not make such modifications when it deems such action to be in the best interests of the Company and its shareholders.

     This Compensation Committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under either such Act.

                                          The Compensation Committee
                                          Richard U. De Schutter, Chairman
                                          George V. Bayly
                                          Jeffrey P. Lane
                                          Robert J. Stucker

                         SENIOR EXECUTIVE COMPENSATION

     The following table shows the compensation paid and accrued by the Company during 2001 to each of its five highest paid senior executive officers who were acting in such positions on December 31, 2001, and to each person who acted as Chief Executive Officer during that year.

                                                                              LONG TERM
                                                                             COMPENSATION
                                              ANNUAL COMPENSATION               AWARDS
                                     -------------------------------------   ------------
                                                            OTHER ANNUAL       OPTIONS/        ALL OTHER
NAME AND                             SALARY    BONUS(1)    COMPENSATION(2)       SARS       COMPENSATION(3)
PRINCIPAL POSITION            YEAR   ($)(A)     ($)(B)         ($)(C)            (#)            ($)(D)
------------------            ----   -------   ---------   ---------------   ------------   ---------------
Dennis J. Martin............  2001   351,000     500,000            --         500,000          1,377,920(5)
  President and Chief
  Executive Officer(4)
Timothy J. Webb.............  2001   392,164      75,099         3,234          40,000             24,559
  Group President,            2000   381,401     153,600         1,784          50,000                 --
  Document Finishing          1999   158,653     162,500            --           7,500                 --
David H. Hewitt.............  2001   339,638      68,638         1,895          40,000             74,158(8)
  Group President,            2000   139,612     155,000(6)          --         25,000                 --
  Office Products
John Turner.................  2001   280,815      53,354        22,793(7)       40,000             20,534
  Group President, Films      2000   270,041     175,000         3,063          36,000             10,500
                              1999   176,537          --            --             500              8,827
William R. Chambers.........  2001   220,892      44,612         1,993          20,000             16,326
  Senior Vice President,      2000   215,000     141,900         2,205          21,500              7,650
  Global Strategic            1999   137,385      20,000            --           1,000              7,650
    Initiatives
Govi C. Reddy(9)............  2001    69,231          --            --              --            581,114(10)
                              2000   587,775     412,500        26,945          87,000             10,500
                              1999   580,000          --        27,898             900             26,152
James A. Miller(11).........  2001   100,000          --            --              --                 --
  Director

---------------

 (1) Annual bonus amounts are earned and accrued during the fiscal years indicated, and paid subsequent to the end of such year.

 (2) The above named individuals receive certain non-cash personal benefits, the aggregate cost of which to the Company are below applicable reporting thresholds. Unless otherwise noted, the amounts included in this column represent the amounts reimbursed to the named individuals for income taxes attributable to such personal benefits.

 (3) Unless otherwise noted below, these amounts represent contributions by the Company to the Company's 401(K) Savings and Retirement Plan on behalf of the named individuals and to their respective accounts established pursuant to the Company's non-tax qualified Supplemental Deferred Compensation Plan.

 (4) Mr. Martin began service in this capacity on May 8, 2001.

 (5) Includes $1,237,920 in bonuses paid to Mr. Martin in connection with his hiring and $140,000 of expense incurred by the Company in connection with the Company's future pension obligations owed to Mr. Martin.

 (6) Includes a $45,000 hiring bonus paid to Mr. Hewitt when he joined the Company.

 (7) Includes $18,420 for foreign tax payment equalization.

 (8) Includes $70,000 for debt forgiveness. See Transactions with Management.

 (9) Mr. Reddy retired from his employment with the Company on February 12, 2001. In connection with his retirement, the Company has agreed to continue Mr. Reddy's salary for three years at the rate of $627,000 per annum. In addition, he will be able to exercise all stock options in which he was vested as of February 28, 2001 until February 12, 2004, at which time all unexercised options will expire. Mr. Reddy is vested in options to acquire up to 50,950 shares of the Company's common stock at prices ranging from $15.00 to $30.00 each. During the three year salary continuation period, the Company will also provide Mr. Reddy with medical and dental benefits, life and disability insurance at levels provided to him while he was employed by the Company. The Company also agreed to pay $20,000 of expenses related to financial planning for Mr. Reddy.

(10) Includes $530,539 of retirement salary continuation; $33,575 representing the value of an automobile given to Mr. Reddy and $20,000 for expense incurred by the Company for financial planning for Mr. Reddy.

(11) Mr. Miller acted as the Company's Chief Executive Officer from February 12, 2001 to May 8, 2001.

              EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
                          CHANGE-IN-CONTROL AGREEMENTS

     On May 8, 2001 (the "Effective Date"), the Company entered into an Employment Agreement with Dennis J. Martin, the Company's Chairman, President and Chief Executive Officer. The Agreement provides for a term of employment for three years following the Effective Date, except that commencing on May 8, 2002, the term of the Agreement is automatically extended each day thereafter by one day, thus creating a fixed term of not less than two years.

     Under the terms of this Agreement, Mr. Martin is to be paid a base salary of not less than $540,000 per annum. Further, he is to participate in an annual bonus plan with target annual bonuses equal to at least 100% of his base salary and a maximum bonus equal to 200% of his base salary. For the year 2001, he was guaranteed a bonus of $500,000. In addition, pursuant to the Agreement, he was to be paid $1,237,920 in "sign-on" bonuses in 2001.

     Mr. Martin was also granted an option to acquire up to 500,000 shares of the Company's common stock at a strike price of $7.46 per share. One-half of such options vested immediately. He is also to participate in the Company's stock based incentive plans, with minimum option grants of 200,000 shares in 2002 and 100,000 shares in each of the years 2003 through 2005, provided his employment with the Company continues as of the respective grant dates.

     Mr. Martin is also eligible to participate in all other compensation and welfare plans generally made available to the other senior executives of the Company. In addition, he is eligible to receive an annual supplemental pension commencing in the month first following his 62nd birthday in an amount of up to $450,000 per annum for the rest of his life. The amount of the pension is subject to adjustment in the event Mr. Martin resigns his employment without Good Reason (as defined in the Agreement). Further, if he should die during his period of employment, his surviving spouse would be entitled to a pro-rata pension benefit for as long as she survives him.

     The Agreement with Mr. Martin also provides for severance and change-in-control payments and benefits to him under the same terms and conditions as those described for the Company's other senior executives as described below, except that a termination without Cause or for Good Reason would entitle him to receive a pro-rated bonus for the year of termination based on his target bonus for that year (the "Target Bonus") plus salary continuation and "Target Bonus" payments for two years following the date of his termination.

     In the event of a change-in-control termination of employment, Mr. Martin would receive severance pay equal to 3.0 times the sum of his annual base salary at the time of termination plus the greater of either his Target Bonus for the year in which the change-in-control takes place or his bonus based on actual performance for that year. In addition, Mr. Martin would be entitled to receive the following benefits: continued participation in the Company's medical and dental plans on a cost-sharing basis for three years following termination; the ability to exercise any or all stock options that were outstanding immediately prior to the change-in-control for the earlier of two years following termination or the expiration date of the stock option; and a lump sum payment equal to the amount of retirement plan payments made by the Company for Mr. Martin in the two calendar years prior to termination.

     Mr. Martin has agreed not to compete with the Company for the one year period following any termination of employment whether or not severance is payable. Mr. Martin has also agreed not to solicit any Company employees on behalf of a business competitor for the one year period following any termination of employment.

     The Company has entered into Executive Severance/Change-in-Control Agreements with each of Messrs. Webb, Chambers, Turner and Hewitt as well as four other current executive officers of the Company. The Agreements provide that should the executive's employment with the Company be involuntarily terminated for any reason other than Cause (as defined in the Agreement), a change-in-control, or certain other reasons, the Company would pay severance to the terminated executive in the form of salary continuation. Salary would continue, in such an event, for one year for executives with less than five years of service; for eighteen months for executives with at least five years of service but less than ten years of service;

and for two years for executives with at least ten years of service. In addition, the executive would receive a prorated annual bonus for the year in which the termination occurs under the terms of the bonus plan in effect for that year. During the period of salary continuation, the Executive and his family would continue to participate in Company sponsored medical and dental plans on a cost-sharing basis. The Executive would also have the right to exercise any outstanding and fully vested stock options as of the date of termination, until the earlier to occur of (a) the expiration of the salary continuation period or (b) the expiration date of the stock option.

     These Agreements also provide certain benefits to the named executives and the other senior executives of the Company in the event of a change-in-control of the Company should the employment of the executives be terminated in connection with or as a result of such change-in-control. A change-in-control will generally include (a) an acquisition by certain persons (excluding, among others, Lane Industries, Inc.) of voting securities of the Company giving that person more than 50% of the combined voting power of the Company's then outstanding securities; (b) certain changes in a majority of the Board of Directors of the Company; (c) certain mergers or consolidations or sales of all or substantially all of the Company's assets; or (d) a complete liquidation or dissolution of the Company.

     In the event of a change-in-control termination of employment, each executive would receive severance pay equal to 2.0 times (2.25 times for executives with more than ten years of service) the sum of the executive's annual base salary plus the greater of either the executives target bonus for the year in which the change-in-control takes place or the executive's bonus based on actual performance for that year. In addition, each executive would be entitled to receive the following benefits: continued participation in the Company's medical and dental plans on a cost-sharing basis for two years following termination; the ability to exercise any or all stock options that were outstanding immediately prior to the change-in-control for the earlier of one year following termination or the expiration date of the stock option; a lump sum payment equal to the amount of retirement plan payments made by the Company for the executive in the two calendar years prior to termination; and, outplacement services in an amount not to exceed ten percent of the executive's base salary in effect at the time of termination.

     The executives entering into these Agreements agreed not to compete with the Company, in the case of involuntary termination (for any reason other than Cause, change-in-control, or other reasons), for the period of time for which the executive receives salary continuation and in the case of a change-in-control, for the one year period following their termination of employment in the event that their termination entitles them to severance payments. In such circumstances, the executives also agreed not to solicit any Company employees on behalf of a business competitor for the one year period following their termination of employment. The executive's right to severance payments and the other described benefits terminate upon the executive's death, resignation without Good Reason (as defined in the Agreements), retirement or termination for Cause.

                            STOCK OPTION INFORMATION

     The following table sets forth the details of options granted to the individuals listed in the Senior Executive Compensation Table during 2001.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                   PERCENT OF
                                      NUMBER OF      TOTAL
                                      SECURITIES    OPTIONS/
                                      UNDERLYING     SAR'S
                                       OPTIONS/    GRANTED TO
                                        SAR'S      EMPLOYEES    EXERCISE OR
                                      GRANTED(1)   IN FISCAL    BASE PRICE    EXPIRATION      GRANT DATE
NAME                                     (#)          YEAR       PER SHARE       DATE      PRESENT VALUE(2)
----                                  ----------   ----------   -----------   ----------   ----------------
Dennis J. Martin....................   500,000        49.3         $7.46        5/7/11        $2,435,000
Timothy J. Webb.....................    40,000         3.9         $8.75       2/20/11        $  227,600
John Turner.........................    40,000         3.9         $8.75       2/20/11        $  227,600
David H. Hewitt.....................    40,000         3.9         $8.75       2/20/11        $  227,600
William R. Chambers, Jr.............    20,000         2.0         $8.75       2/20/11        $  113,800

---------------

(1) All options granted to the named individuals were granted under the Company's 2001 Stock Option Plan. Twenty-five percent (25%) of each option first becomes exercisable one (1) year after the respective grant date and an additional 25% vests on each successive anniversary of the grant date except for the options granted to Mr. Martin. Of the options granted to Mr. Martin, 250,000 vested immediately, an additional 150,000 vest on May 8, 2002 and the remainder vest on May 8, 2003 should his employment with the Company continue to that time. All of these options were granted with an exercise price equal to the closing price of the Company's Common Stock after trading on the grant date in the NASDAQ stock market. No SARs were granted in connection with these option grants.

(2) Based on the Black-Scholes stock option pricing model. Option term was assumed to be eight years and various assumptions were made for volatility (54.72% to 55.09%) and risk free interest rates (5.05% to 5.28%). The actual value, if any, a named individual may realize will depend on the market value of the underlying shares at the time the option is exercised, so there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing stock options.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR,
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                   VALUE OF
                                                              NUMBER OF           UNEXERCISED
                                                             UNEXERCISED         IN-THE-MONEY
                                    SHARES                    OPTIONS/           OPTIONS/SARS
                                   ACQUIRED                   SAR'S AT             AT FY-END
                                      ON        VALUE          FY-END            EXERCISABLE/
                                   EXERCISE    REALIZED     EXERCISABLE/         UNEXERCISABLE
              NAME                   (#)         ($)        UNEXERCISABLE           ($)(1)
              ----                 --------    --------     -------------        -------------
Dennis J. Martin.................   40,000      76,400     210,000/250,000    1,144,500/1,362,500
Timothy J. Webb..................       --          --      14,375/83,125        73,875/388,025
John Turner......................       --          --      12,250/71,250        53,190/325,970
David A. Hewitt..................       --          --       6,250/58,750        24,813/240,838
William R. Chambers, Jr..........       --          --       9,250/42,250        31,766/178,499
Govi C. Reddy....................   21,750      89,625      28,675/38,725             0/0

---------------
(1) Based on fair market value of $12.91 per Common Share on December 31, 2001.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years with the cumulative total return on the NASDAQ Composite Index and a peer group consisting of other companies that manufacture and sell office products.
     [PERFORMANCE GRAPH]

                                                     GENERAL BINDING                                       NASDAQ TOTAL RETURN
                                                       CORPORATION                 PEER GROUP                     INDEX
                                                     ---------------               ----------              -------------------
12/96                                                    100.00                      100.00                      100.00
12/97                                                    102.00                      118.00                      122.00
12/98                                                    129.00                      103.00                      173.00
12/99                                                     42.00                       75.00                      321.00
12/00                                                     24.00                       66.00                      193.00
12/01                                                     46.00                       88.00                      153.00

         ----------------------------------------------------------------------------------------
                                               12/96   12/97   12/98   12/99   12/00   12/01
         ----------------------------------------------------------------------------------------
          General Binding Corporation           100     102     129      42      24      46
         ----------------------------------------------------------------------------------------
          Peer Group                            100     118     103      75      66      88
         ----------------------------------------------------------------------------------------
          NASDAQ Total Return Index             100     122     173     321     193     153
         ----------------------------------------------------------------------------------------

     The peer group used in the preceding graph consists of the Company, The Standard Register Company, Wallace Computer Services, Inc., Ennis Business Forms, Inc., Hunt Manufacturing Co., A.T. Cross Company, and United Stationers Inc.

                          TRANSACTIONS WITH MANAGEMENT

     In 1978, the Company implemented a Recapitalization Plan which had been previously approved by the stockholders. As part of the Plan, the Company entered into an Agreement with Lane Industries, Inc., providing for the sharing of U.S. federal income tax liabilities and savings, if any, between the Company and Lane Industries, Inc., resulting from the filing of consolidated federal income tax returns. In the year 2001, the Company received $1,218,385 from Lane Industries, Inc. under this Agreement, which was net of $391,623 representing Lane's share of tax benefits. This benefit amount was treated by the Company as a reduction in capital.

     In 1985, the Company entered into an Agreement with Lane Industries, Inc. providing for the sharing of state income tax liabilities and tax savings, if any, realized by filing state income tax returns on a combined or consolidated basis with Lane. In 2001, the Company paid $605,115 to Lane Industries, Inc. which represented Lane's share of the refunds that the Company received directly from the states, net of GBC's share of the tax savings under the Agreement,

     Certain Company personnel perform state income tax services for Lane Industries, Inc. In 2001 and the first two months of 2002, the Company received $75,462 from Lane Industries, Inc. for performing those services. Management of the Company believes the compensation it received from Lane Industries, Inc. for performing these services is reasonable and fair and adequately covers the employment and other costs incurred by the Company for the employees involved in performing the services.

     The Company makes reservations for business travel and accommodations through a travel agency which is controlled by Lane Industries, Inc. The Company pays the rates charged by the various carriers, hotels and car rental companies which in turn pay commissions to this travel agency. The Company paid $1,672,000 to this travel agency for business travel and accommodations booked through such agency in 2001 and the first two months of 2002.

     Certain Lane Industries, Inc. personnel perform risk management and finance services for the Company. In 2001 and the first two months of 2002, the Company has paid Lane Industries, Inc. $110,600 for these services. Management of the Company believes that these costs are reasonable and fair and that the expense incurred is less than the expense the Company would incur for employing its own personnel with comparable levels of skill and experience to perform these services.

     In connection with the hiring of David H. Hewitt, the Company's Group President, Office Products, Mr. Hewitt was given an interest free loan in the amount of $200,000. This loan is to be repaid to the Company should Mr. Hewitt voluntarily terminate his employment at any time prior to August 1, 2003, except that the loan is to be forgiven in installments of $70,000 each on August 1, 2001 and August 1, 2002, and $60,000 on August 1, 2003 provided Mr. Hewitt remains in the employ of the Company on those dates. The installment due on August 1, 2001 has been forgiven by the Company.

                      PROPOSAL TO APPROVE AMENDMENT OF THE
                    2001 STOCK OPTION PLAN FOR EMPLOYEES AND
                         RESTATEMENT OF THE PLAN AS THE
                    2001 STOCK INCENTIVE PLAN FOR EMPLOYEES

     In 2001, the Company's stockholders approved the General Binding Corporation 2001 Stock Option Plan for Employees for the purpose of providing the Company and its stockholders the benefits of the incentive inherent in stock ownership by the Company's officers and other key employees and to provide additional compensation to those individuals based on appreciation in the Company's Common Stock. On February 15, 2002, the Board of Directors approved the amendment of the Plan to permit the granting of restricted stock units, to add provisions to enable the Company to qualify such grants, if desired, as performance-based compensation under Internal Revenue Code Section 162(m) and to make certain procedural changes. In addition, the Board authorized the restatement of the Plan as the General Binding Corporation 2001 Stock Incentive Plan for Employees (the "Stock Plan"). Although the Board did not make the amendments contingent on shareholder approval, the Board has directed that the amendments be submitted to the stockholders for approval to satisfy the shareholder approval requirements of Code Section 162(m). The Board of Directors continues to believe that stock ownership of the Company by its management employees will provide them with meaningful incentives to achieve the long-term growth and financial objectives of the Company and that the amendments will better enable the Company to provide such incentives.

     A summary of the key provisions of the Stock Plan follows. The complete text of the Stock Plan is attached to this Proxy Statement as Appendix A.

DESCRIPTION OF THE AMENDMENTS

     The Board believes that additional flexibility in the type of stock award which may be made to officers and other employees of the Company is desirable. Prior to the amendments approved on February 15, 2002, awards under the Stock Plan were limited to stock options. As amended, the Company may issue restricted stock units ("RSUs"). An RSU is a right granted to an employee to receive one share of Common Stock with respect to each RSU without payment to the Company, which may be conditioned upon continued employment with the Company throughout a specified restriction period, the attainment of certain performance goals, or other events .

     The $1 million limitation on deductions imposed by Code Section 162(m) does not apply to "performance-based" compensation. Stock options granted pursuant to the Plan qualify as "performance-based" compensation under Code Section 162(m). RSUs granted under the Plan may qualify for the "performance-based" compensation exception if the right of the employee to receive shares under the RSU award is conditioned on the attainment of objective performance goals. As amended, the Plan contains provisions which will enable the Company to qualify RSU grants as "performance-based" compensation under Code Section 162(m).

SUMMARY OF 2001 STOCK INCENTIVE PLAN

     Under the 2001 Plan, 2,000,000 shares of the Company's Common Stock, par value $.125, plus any Shares reserved, but for which options were not granted, under the 1989 Plan are reserved for grants of options. As of March 31, 2002, 2,334,528 shares of Common Stock were subject to outstanding awards and 974,197 shares remain available for future awards. In order to comply with the provisions of Section 162(m) of the Internal Revenue Code ("Section 162(m)") relating to "performance-based" compensation, the 2001 Plan includes a limit of 500,000 shares of Common Stock as the maximum number of shares of Common Stock which may be made subject to options granted to any one individual in a single calendar year and to 100,000 that maximum number of shares which may be subject to RSUs granted to any one individual in a single calendar year. The source of shares available for option grants may be either from authorized or unissued shares or previously issued shares which have been reacquired by the Company, or a combination thereof. In the event of any future stock dividends, stock splits or other forms of change in capital structure, appropriate adjustments will be made to the number of shares remaining available for option grants, the maximum annual number of shares which may be subject to awards to any one individual, the option price of unexercised options previously granted and the number of shares subject to each then outstanding option or RSU. To the extent that the full number of shares subject to an option or RSU under the 2001 Plan or an option under the 1989 Plan are not issued because the unexercised option expires or terminates, or because of the use of shares to satisfy the exercise price or applicable withholding taxes, the shares not issued shall become available for subsequent option or RSU grants under the 2001 Plan.

     The 2001 Plan is administered by the independent director members of the Compensation Committee of the Board. The Committee will designate the officers and key employees to be granted awards, determine the number of shares subject to individual awards and will adopt any necessary rules and regulations to carry out the purposes and provisions of the 2001 Plan. As amended, the 2001 Plan provides that the Board may authorize the Committee to delegate to the Chief Executive Officer or other Senior Executive Officers of the Company authority to grant awards to individuals other than executive officers.

     The 2001 Plan permits the Committee to grant options with such terms and conditions as the Committee shall determine, provided that no option may be exercisable more than 10 years from the date of grant. The option price per share shall be determined by the Committee, but in no event may the option price be less than the fair market value (determined by reference to the trading price of the Common Stock as reported by the Nasdaq Stock Market) of a share on the date the option is granted. Options may be exercised either by the payment of cash in the amount of the aggregate option price or by an exchange of shares owned by the optionee prior to the date the option is exercised, or a combination of both, having a value equal to the aggregate option price of the shares subject to the option being exercised. Options granted under the 2001 Plan may be either non-qualified options or incentive stock options, although it is not presently anticipated that any incentive stock options will be granted. In the event of a change in control of the Company, as defined in the 2001 Plan, all options become immediately exercisable in full.

     Generally, no option may be exercised unless the optionee is an employee of the Company or its subsidiaries. Exceptions apply in circumstances of death, disability or retirement, or termination after a change in control, in which case the options may become exercisable in full and the period to exercise the option may be extended following termination of employment for one year or such other period determined by the Committee. In the event of any other involuntary termination, other than for cause, any unexercised option will be exercisable for a period of three months after termination of employment, but only to the extent the option was exercisable at the time of termination of employment. Options granted under the 2001 Plan are nontransferable except for certain transfers without consideration to family members as may be permitted by the Committee, or by will or the laws of descent and distribution.

     The 2001 Plan permits the Committee to grant RSUs with such terms and conditions as the Committee shall determine. Generally, the right to receive a share of Common Stock with respect to an award of RSUs will be conditioned on continued employment with the Company or its subsidiaries. Exceptions apply in circumstances of death, disability or retirement, or termination after a change in control. The Committee may condition the right to receive shares with respect to an RSU award on the attainment of specified performance goals. In the event of a change in control of the Company, as defined in the 2001 Plan, all RSUs become immediately vested in full and the holder becomes entitled to receive the shares for such RSUs. RSUs granted under the 2001 Plan are nontransferable. Payment of shares under an RSU award may be deferred by the holder in accordance with procedures established by the Committee.

     As required by the "performance-based compensation" provisions of Code
Section 162(m), the 2001 Plan provides that the Committee may condition the receipt of shares relating to an RSU award upon attainment of one of more objective performance targets. The targets are formulated using ranges of performance for specified performance factors. If more than one performance factor is used, the Committee assigns a relative percentage weighting to each factor. The performance factors must be one, all or a combination of the following business criteria: earnings per share, return on net assets, market share, control of costs, net sales, cash flow, return on invested capital, economic value-added factors, shareholder value-added factors, sales growth, earnings growth, stock price, return on equity, financial ratings, regulatory compliance, achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objectives established by the Committee. Performance factors may be particular to an executive officer or the division, line of business or other unit in which the executive officer works, or the Company generally, or may be absolute in its terms or measured against or in relationship to the performance of a peer group or other external or internal measure. Targets may, but need not be, based upon a change or an increase or positive result under a particular performance factor and could include, for example, maintaining the status quo, limiting economic losses, or a relative comparison of performance to the performance of a peer group or other external or internal measure (determined, in each case, by reference to specific performance measures). A performance factor may include or exclude items to measure specific objectives, including, without limitation, extraordinary or other non-recurring items, acquisitions and divestitures, internal restructuring and reorganizations, accounting charges and effects of accounting changes. The Committee will certify in writing the performance achieved and compute the amount of any shares earned promptly after the close of the specified performance period. The Committee has the discretion to reduce (but not increase) the actual number of shares issued from the amount earned.

     The Board of Directors may amend, suspend or terminate the 2001 Plan without approval of the stockholders. However, the Board is not authorized to amend the 2001 Plan by increasing the number of shares available for issuance under the 2001 Plan or the maximum annual number of shares which may be subject to options or RSUs granted to any one individual, or by extending beyond ten years the maximum term of any option.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards which may be granted under the 2001 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences or tax consequences in non-U.S. jurisdictions.

     In general, an optionee will be subject to tax at the time a non-qualified option is exercised (but not at the time of grant), and will include in ordinary income in the taxable year of exercise an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company will generally be entitled to deduct such amounts for federal income tax purposes, except as such deductions may be limited by Code
Section 162(m) as described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain (or loss), and the applicable tax rate will be determined, depending on whether the shares have been held for the then-required holding period.

     In general, an optionee will not be subject to tax at the time an incentive option is granted or exercised. However, the excess, if any, of the fair market value of the shares acquired pursuant to such exercise over the exercise price is an adjustment for the purpose of computing the alternative minimum tax, unless such shares are disposed of in a "Disqualifying Disposition" (as defined below) in the year of exercise. The alternative minimum tax applies only if it is greater than a taxpayer's regular tax liability. Upon disposition of the shares acquired upon exercise of an incentive option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. The capital gains tax rate applied will depend upon the optionee's holding period. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the incentive option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an incentive option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by Code Section 162(m).

     If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an incentive option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

     In general, a holder of an RSU will be subject to tax at the time the shares relating to the RSU award are issued to him, and will include in ordinary income in the taxable year of receipt an amount equal to the fair market value of the shares on the date received. The Company will generally be entitled to deduct such amounts for federal income tax purposes, except as such deductions may be limited by Code Section 162(m) as described below. Upon disposition of shares, the appreciation (or depreciation) after the date of receipt will be treated by the holder as either short-term or long-term capital gain (or loss), and the applicable tax rate will be determined, depending on whether the shares have been held for the then-required holding period.

     The federal income tax deduction which the Company may take for otherwise deductible compensation payable to executive officers who are treated as named executive officers in the Company's proxy statement for such year is limited by Internal Revenue Code Section 162(m) to $1,000,000. The deduction limit on compensation will apply to all compensation, except compensation deemed under Code Section 162(m) to be "performance-based" and certain compensation related to retirement and other employee benefits plans. The determination of whether compensation related to the 2001 Plan is performance-based for purposes of Code
Section 162(m) will be dependent upon a number of factors, including stockholder approval of the 2001 Plan and the exercise price at which options are granted. Code Section 162(m) also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based. Although the Company has structured the 2001 Plan to satisfy the requirements of Code
Section 162(m) with regard to its "performance-based" criteria with respect to options granted under the Plan and to any RSUs which are conditioned on the satisfaction of pre-determined object performance targets, there is no assurance options granted or RSUs intended to qualify for the "performance-based" exception will so satisfy such requirements, and accordingly, the Company may be limited in the deductions it may take with respect to awards under the 2001 Plan.

NEW PLAN BENEFITS TABLE

     The following table provides certain information with respect to awards of options and RSUs which were made on February 15, 2002 under the 2001 Plan to specific individuals and groups of individuals, specifying the amounts granted to named Executive Officers individually, all current executive officers as a group and all employees, including current officers who are not executive officers, as a group. No options or RSUs have been granted to non-employee directors under the 2001 Plan. Information relating to options previously granted to such persons may be found in the Summary Compensation Table and Aggregated Option/SAR Exercises in the Last Fiscal Year and Fiscal Year-End Option/SAR Values Table appearing elsewhere in this Proxy Statement. Awards under the 2001 Plan are made to those executive officers and other employees selected by the Committee or its delegates in its or their discretion. Accordingly, it is not possible to determine the awards that may be granted to such persons in the future.

                                                               STOCK
NAME                                                          OPTIONS    RSUS
----                                                          -------   ------
Dennis J. Martin............................................  150,000   31,853
David H. Hewitt.............................................   30,000    6,371
John Turner.................................................   30,000    6,371
Timothy J. Webb.............................................   30,000    6,371
William R. Chambers.........................................    9,000    1,911
All Current Executive Officers as a Group (9 persons).......  334,500   71,033
Non-Executive Officer Employees as a Group..................  315,400   31,057

     The options were granted at an exercise price of $12.95 per share, the fair market value of the Common Stock on the date of grant. In general, the options and RSUs will vest in full on February 15, 2005, provided the employee remains continuously employed by the Company or its subsidiaries until such date.

APPROVAL OF THE 2001 STOCK OPTION PLAN

     Approval of the amendments to the 2001 Plan requires an affirmative vote of the majority of the voting power represented in person or by proxy at the annual meeting; therefore abstentions will be taken into account as if such shares were voted against the proposal, but non-votes will have no effect on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 2001 PLAN.

                             INFORMATION CONCERNING
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP ("Andersen") audited the books of the Company in the fiscal year 2001 and has audited the books of the Company and its predecessor annually since 1948. The Company has been advised by Andersen that neither the firm nor any of its partners has any financial interest, either direct or indirect, in the Company or any of its subsidiaries. Representatives of Andersen have been invited to attend the Annual Meeting and, if present, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed to the Company by Andersen for professional services rendered for the audit of the Company's financial statements for the fiscal year ending December 31, 2001 and the reviews of the financial statements included in the Company Forms 10-Q for that year were $668,350.

ALL OTHER FEES

     Other than audit fees, the total amount of fees billed to the Company by Andersen for the fiscal year ending December 31, 2001, none of which were related to the design or implementation of financial information systems, were $495,149, of which $317,661 was related to tax services and planning. The Audit Committee of the Board of Directors determined that the services performed by Andersen other than audit services are not incompatible with that firm maintaining its independence.

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP has been selected by the Audit Committee and the Board of Directors to be the independent public accountants of the Company for the 2002 fiscal year. The stockholders are being asked to ratify this selection. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants, the Board of Directors will reconsider its selection.

     Representatives from the firm of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Stockholders with an opportunity to make a statement if they desire to do so, and will be available to respond to the stockholder's questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                             SHAREHOLDER PROPOSALS

     Any proposal by a shareholder which is to be presented at the Annual Meeting to be held in 2002 must be received at the Company's offices in Northbrook, Illinois not later than December 29, 2002 in order to be included in the proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be presented for consideration at the meeting. Should any other matter requiring stockholders' action or approval be presented to the meeting, it is the intention of the proxy holders named in the enclosed form of proxy to take such action as shall be in accordance with their best judgment in the interest of the Company.

                                        By order of the Board of Directors

                                        /s/ Steven Rubin

                                        STEVEN RUBIN
                                        Vice President, Secretary
                                          and General Counsel

Northbrook, Illinois
April 26, 2002

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR 2001 HAS BEEN MAILED TO ALL STOCKHOLDERS. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

                                                                      APPENDIX A

                          GENERAL BINDING CORPORATION
                           2001 STOCK INCENTIVE PLAN
                                 FOR EMPLOYEES

SECTION 1. ESTABLISHMENT, PURPOSE, AND EFFECTIVE DATE OF PLAN

     1.1 Establishment. General Binding Corporation, a Delaware corporation, hereby amends and restates the "GENERAL BINDING CORPORATION 2001 STOCK OPTION PLAN FOR EMPLOYEES" as the "2001 GENERAL BINDING CORPORATION STOCK INCENTIVE PLAN FOR EMPLOYEES."

     1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders, by encouraging and providing for the acquisition of an equity interest in the success of the Company and its affiliates by employees, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

     1.3 Effective Date. The amendments reflected in this amended and restated Plan shall become effective immediately upon its adoption by the Board of Directors of the Company, subject to ratification by the stockholders of the Company. Awards may be granted under the amended provisions on or after the effective date but shall in no event be exercisable or payable to a Participant prior to such stockholder approval; and, if such approval is not obtained within twelve (12) months after the effective date, such Awards shall be of no force and effect.

SECTION 2. DEFINITIONS

     2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

     "Award" means any Stock Option or Restricted Stock Unit granted under this Plan.

     "Board" means the Board of Directors of the Company.

     "Cause" shall mean any one of the following:

        (a) gross misconduct in, or the continued and willful refusal by the Participant after written notice by the Company to make himself available for the performance of the Participant's duties for the Company or a subsidiary; or

        (b) conviction for a felony for a matter related to the Company or a subsidiary.

     "Change in Control" is defined in Section 11.2.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Executive Compensation Committee of the Board of Directors or such other committee appointed from time to time by the Board of Directors to administer this Plan. The Committee shall consist of two or more members, each of whom shall qualify as a "non-employee director," as the term (or similar or successor term) is defined by Rule 16b-3, and as an "outside director" within the meaning of Code Section 162(m) and regulations thereunder.

     "Company" means General Binding Corporation, a Delaware corporation.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to the Participant, as determined by a medical doctor selected or approved by the Committee. Such determination shall also conclude that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     "Dividend Equivalent" means, with respect to a Restricted Stock Unit, the amount of each cash dividend the Company would have paid to a holder of Restricted Stock Units as if the holder were the record owner of the shares of Stock covered by the Restricted Stock Units on the record date for the dividend payment.

     "Employee" means an employee (including officers and directors who are also employees) of the Company or its subsidiaries, or any branch or division thereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means, as to any date, the average of the highest and lowest prices of the Stock as reported in the consolidated tape of the NASDAQ Stock Market. In the event there are no transactions reported for such date, the Fair Market Value shall be determined as of the immediately preceding date on which such prices of the Stock are so quoted.

     "Non-Employee Director" means any member of the Board of Directors who is not an Employee.

     "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option may be either (a) an "Incentive Stock Option" or "ISO" within the meaning of Section 422 of the Code, (b) a "Nonstatutory (Nonqualified) Stock Option" or "NSO," or (c) any other type of option encompassed by the Code.

     "Participant" means any Employee designated by the Committee to receive an Award under the Plan.

     "Plan" means the General Binding Corporation 2001 Stock Option Plan as set forth herein and any amendments hereto.

     "Restricted Stock Unit" or "RSU" means a right to receive a share of Stock, subject to the terms and conditions of the Award.

     "Retirement" means, with respect to a Participant, termination of employment other than for Cause, after the Participant's normal retirement date or early retirement date as from time to time set forth under any tax-qualified plan of the Company or any Subsidiary which covers the Participant, or such other date as determined by the Committee.

     "Rule 16b-3" means Rule 16b-3 or any successor or comparable rule or rules promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act applicable to Awards granted under the Plan.

     "Stock" means the Common Stock, $0.125 par value per share, of the Company.

     2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

SECTION 3. ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility and Participation. Participants in the Plan shall be selected by the Committee from among those employees who, in the opinion of the Committee, are employees in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

SECTION 4. ADMINISTRATION

     4.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof (whether taken during a meeting or by written consent), is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. To the extent deemed necessary or advisable for purposes of Rule 16b-3 or otherwise, the Board may act as the Committee hereunder.

     4.2 Delegation. To the extent provided by resolution of the Board, the Committee may authorize the Chief Executive Officer of the Corporation and other senior officers of the Corporation to designate officers and employees to be recipients of Awards, to determine the terms, conditions, form and amount of any such Awards, and to take such other actions which the Committee is authorized to take under this Plan, provided that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who at the time of such Awards or action are subject to Section 16 of the Exchange Act or are "covered employees" as defined in Section 162(m) of the Code.

SECTION 5. STOCK SUBJECT TO PLAN

     5.1 Number and Amount Available for Award to Single Participant. The total number of shares of Stock subject to Awards under the Plan may not exceed 2,000,000 shares plus those shares which were reserved, but not granted, under the Company's 1989 Stock Option Plan, as amended (the "1989 Plan"), of which all such shares may be issued with respect to Incentive Stock Options. Such number of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

     5.2 Individual Participant Limitations. The maximum aggregate number of shares of Stock with respect to which (a) Options may be granted in any calendar year under this Plan to any Participant shall be 500,000, and (b) Restricted Stock Units may be granted in any calendar year under this Plan to any Participant shall be 100,000. Such numbers of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4.

     5.3 Reuse. If, and to the extent:

        (a) An Award granted hereunder or under the 1989 Plan shall expire or terminate for any reason without having been exercised in full or without all shares subject to such Award having been issued or distributed (including, without limitation, cancellation and re-grant), the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan.

        (b) Options granted under the Plan or the 1989 Plan are exercised or Restricted Stock Units are distributed, and shares of Stock are tendered or withheld for the payment of the exercise price or to satisfy tax withholding amounts, then such number of shares of Stock tendered or withheld for the payment of the exercise price or to satisfy tax withholding amounts shall (unless the Plan shall have terminated) become available for issuance under the Plan.

     5.4 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the stockholders of the Company by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, separation (including a spin-off), exchange of shares, or other similar corporate change or distribution of stock or property by the Company, the number and class of and/or price of shares of Stock subject to each outstanding Award, the number and class of shares of Stock available for Awards and the number and class of shares of Stock set forth in Sections 5.1 and 5.2, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.

SECTION 6. DURATION OF PLAN

     6.1 Duration of Plan. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 11 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Incentive Stock Option may be granted under the Plan on or after February 21, 2011.

SECTION 7. STOCK OPTIONS

     7.1 Grant of Options. Subject to the provisions of Section 5 and 6, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant.

     7.2 Option Agreement. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine; provided, however, that the term of an Option shall not exceed ten years.

     7.3 Option Price. No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted. However, if an Employee owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock), the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Stock Option is granted.

     7.4 Exercise of Options. Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants, provided that, to the extent required to comply with Rule 16b-3, no Option granted to a Participant who is subject to Section 16(a) of the Securities Exchange Act of 1934, shall be exercisable within the first six months of its term, unless death or Disability of the Participant occurs during such period. Each Option which is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option which is intended to qualify as another type of ISO which may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options.

     7.5 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option price upon exercise of any Option shall be payable to the Company in full either:

        (a) in cash or its equivalent (including, for this purpose, the proceeds from a cashless exercise through a broker, or other borrowed funds as permitted by the Option Agreement);

        (b) by tendering previously-acquired Stock (including, for this purpose, Stock deemed tendered by affirmation of ownership), that (i) has an aggregate Fair Market Value at the time of exercise equal to the total Option price and
(ii) if acquired from the Company, has been owned by the Participant for at least six (6) months prior to the date of exercise (unless otherwise permitted by the Committee);

        (c) by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law; or

        (d) by a combination of (a), (b), and (c).

     As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing acquired shares of Stock.

     7.6 Limitations on ISOs. Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

        (a) The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be Nonstatutory (Nonqualified) Stock Options.

        (b) Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as Incentive Stock Options.

        (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board of Directors or the date this Plan was approved by the stockholders.

        (d) Unless exercised, terminated, or canceled sooner, all Incentive Stock Options shall expire no later than ten years after the date of grant. If any Employee, at the time an Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of the classes of stock of the Company (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of total combined voting power of all such classes of stock), the Incentive Stock Option granted shall not be exercisable after the expiration of five years from the date of grant.

     7.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

     7.8 Termination of Employment or Due to Death, Disability, or Retirement or after a Change in Control. Except as may otherwise be provided in the Option agreement, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement, or after a Change in Control, any outstanding Options whether or not then exercisable, may be exercised at any time prior to the expiration date of the Options or within one (1) year after such date of termination of employment, whichever period is the shorter. However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under Section 422 of the Code shall not be available (in which case such Option shall thereafter be treated as a Nonstatutory (Nonqualified) Stock Option for its remaining term) if: (a) in the case of a termination of employment due to Retirement or following a Change in Control, such Options are not exercised within three (3) months after the date of termination; or (b) in the case of termination of employment due to Disability, such Options are not exercised within twelve (12) months after the date of termination, provided such Disability constitutes total and permanent disability as defined in Section 22(e)(3) of the Code.

     7.9 Other Termination of Employment. If prior to a Change in Control the employment of the Participant shall terminate for any reason other than death, Disability, Retirement, voluntarily on the part of the employee, or involuntarily for Cause, any outstanding Options which were immediately exercisable at the date of termination, may be exercised at any time prior to the expiration date of the Option or three months after such date of termination of employment, whichever first occurs. Where termination of employment is voluntarily on the part of the Employee or involuntarily for Cause, rights under all Options shall terminate immediately upon termination of employment.

     7.10 Nontransferability of Options. Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

        (a) the spouse, children or grandchildren of the Participant ("Immediate Family Members");

        (b) a trust or trusts for the exclusive benefit of such Immediate Family Members; or

        (c) a partnership in which such Immediate Family Members are the only partners;

     provided that:

            (i) there may be no consideration for any such transfer;

            (ii) the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 7.10; and

           (iii) subsequent transfers of transferred Options shall be prohibited except transfers back to the Participant or those in accordance with Section 8.

     Following a transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of Section 8 hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of Sections 7 and 10 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Option shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Section 7 and 10.

SECTION 8. RESTRICTED STOCK UNITS

     8.1 Grant of Restricted Stock Units. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Restricted Stock Units ("RSUs") to Employees. The grant of RSUs shall state the number of RSUs covered by the grant, and shall contain such terms and conditions as the Committee may from time to time approve.

     8.2 Restricted Stock Unit Agreement. Each Award of RSUs shall be evidenced by an RSU agreement which shall set forth the terms and conditions thereof.

     8.3 Vesting of RSUs. Except as may otherwise be provided in the RSU agreement, vesting of each grant of RSUs shall require the holder to remain in the employment of the Company or a subsidiary for a prescribed period (a "Restriction Period"). The Committee shall determine the Restriction Period or Periods which shall apply to each grant of RSUs. Except as otherwise determined by the Committee and provided in the RSU agreement, or except as otherwise provided in Paragraph 8, all RSUs granted to a Participant under the Plan shall terminate upon termination of the Participant's employment with the Company and all subsidiaries before the end of the Restriction Period or Periods applicable to such RSUs, and in such event the holder shall not be entitled to receive any distribution with respect to those RSUs. The Committee may also, in its sole discretion, establish other or additional terms and conditions for the vesting of RSUs, including conditioning vesting on the achievement of one or more Targets. Notwithstanding any other provisions of the Plan or of any RSU agreement, upon the occurrence of a Change in Control, all restrictions on RSUs held by a Participant who is an employee of the Company or any subsidiary shall lapse, the Restriction Period shall expire and such RSUs shall become vested in full.

     8.4 Distribution of Stock. Upon the vesting of the RSUs at the expiration of the Restriction Period or Periods applicable to each grant of RSUs, the holder shall, without payment on his part, be entitled to receive a distribution in shares of Stock equal to the number of RSUs with respect to which such Restriction Period has expired. Further upon such expiration, the holder shall be entitled to receive a cash payment in an amount equal to the Dividend Equivalents, if any, which have accrued with respect to such RSUs. In lieu of receiving a distribution of shares at the time of expiration of the Restriction Period or Periods, distribution of all or any portion may be deferred by the Participant in accordance with the RSU agreement or as may otherwise be approved by the Committee.

     8.5 Restrictions on Stock Transferability. The Committee may impose such restrictions on any shares of Stock distributed pursuant to the vesting of RSUs as it may deem advisable, including, without limitation, imposing an additional Restriction Period during which such shares of Stock may not be transferred by the Participant, restrictions under the applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

     8.6 Termination of Employment Due to Death, Disability or Retirement. In the event the employment of a Participant is terminated by reason of death, Disability or Retirement, the Restriction Period shall expire and RSUs shall vest to the extent set forth in the RSU agreement.

     8.7 Other Termination of Employment. Except as otherwise provided in the RSU agreement, if prior to a Change in Control the employment of the Participant shall terminate for any reason other than death, Disability or Retirement, any RSUs which are not vested at the time of such termination shall be forfeited and no distribution shall be made with respect thereto. Where termination of employment is involuntarily for Cause, rights under all RSUs and any shares subject to a Restriction Period imposed pursuant to Section 8.5 shall terminate immediately upon termination of employment and such RSUs and shares shall be forfeited.

     8.8 Nontransferability of RSUs. No RSU granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution.

     8.9 Performance-Based Awards. Without limiting the terms or conditions of any RSU Award that may be made under this Plan, an RSU Award may be in the form of a performance-based award intended to comply as "performance-based" compensation under Section 162(m) of the Code (such award a "Performance Award"). A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance targets ("Targets") determined by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Target relates and (y) the elapse of 25% of the period of service (as established in good faith at the time the Target is established), and in any event while the outcome is substantially uncertain. A Target is objective if a third party having knowledge of the relevant facts could determine whether the Target is met. A Target may be based on one or more of the following business criteria: earnings per share, return on net assets, market share, control of costs, net sales, cash flow, return on invested capital, economic or shareholder value-added measures, sales growth, earnings growth, stock price, return on equity, financial ratings, regulatory compliance, achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objectives established by the Committee (collectively, the "Performance Factors"). Performance Factors may be particular to a participant or the division, line of business or other unit in which the participant works, or the Company generally, or may be absolute in their terms or measured against or in relationship to the performance of a peer group or other external or internal measure. A Target may, but need not be, based upon a change or an increase or positive result under a particular Performance Factor and could include, for example, maintaining the status quo, limiting economic losses, or a relative comparison of performance to the performance of a peer group or other external or internal measure (measured, in each case, by reference to specific Performance Factors). A Target may include or exclude items to measure specific objectives, including, without limitation, extraordinary or other non-recurring items, acquisitions and divestitures, internal restructuring and reorganizations, accounting charges and effects of accounting changes. In interpreting Plan provisions applicable to Targets and Performance Factors applicable to Awards to Employees who are "covered employees' under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2((i), and the Committee in establishing such Targets and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation under a Performance Award based on the achievement of Targets to any such "covered employee", the Committee must certify in writing that applicable Targets and any of the material terms thereof were, in fact, achieved, and the Committee may decrease (but not increase) the actual payment made under the Performance Award from that amount which would otherwise be paid based on the Target achieved. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to this Plan shall be determined by the Committee.

SECTION 9. BENEFICIARY DESIGNATION

     9.1 Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

SECTION 10. RIGHTS OF EMPLOYEES

     10.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment, nor confer upon any Participant any right to continue in the employ of the Company.

     10.2 Participation. No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

SECTION 11. CHANGE IN CONTROL

     11.1 In General. In the event of a Change in Control of the Company as defined in Section 10.2 below, all Awards under the Plan shall vest 100%, whereupon all Options shall become exercisable in full and all Restriction Periods shall expire.

     11.2 Definition. For purposes of the Plan, a "Change in Control" shall mean the first to occur of:

        (a) Any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding for this purpose, (i) any person who, as of June 28, 2000, was the beneficial owner of 10% or more of the combined voting power of the voting securities of the Company, or (ii) the Company or any subsidiary of the Company, or (iii) any employee benefit plan of the Company or any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan which acquires beneficial ownership of voting securities of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; and provided further that no Change in Control will be deemed to have occurred if a person inadvertently acquires an ownership interest of more than 50% but then promptly reduces that ownership interest below 50%; or

        (b) During any two (2) consecutive years (not including any period beginning prior to June 28, 2000), individuals who at the beginning of such two
(2) year period constitute the Board of Directors of the Company and any new director (except for a director designated by a person who has entered into an agreement with the Company to effect a transaction described elsewhere in this definition of Change in Control) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (such individuals and any such new director, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; or

        (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding voting securities of the Company; or

        (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

SECTION 12. AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

     12.1 Amendment, Modification, and Termination of Plan. The Board at any time may terminate, and from time to time may amend or modify the Plan, in whole or in part, but no such action shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant. Notwithstanding the foregoing, unless approved by the shareholders of the Company, no amendment or modification of the Plan shall be effective which would increase the total amount of Stock which may be issued under the Plan, increase the maximum number of shares which may be subject to Awards granted under the Plan to a Participant during a calendar year or extend the maximum period during which Awards may be made under this Plan. For purposes of this Section 12.1, any adjustment under Section 5.1 or 5.2 upon the occurrence of any of the events described in Section 5.4 shall not constitute an amendment or modification of this Plan.

SECTION 13. TAX WITHHOLDING

     13.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

     13.2 Share Withholding. With respect to withholding required upon the exercise of Options or distribution of Stock relating to Restricted Stock Units, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, in cash or by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the amount of tax required to be withheld to cover any applicable income tax withholding and employment taxes. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

SECTION 14. INDEMNIFICATION

     14.1 Indemnification. Each person who is or shall have been a member of the Committee or of the Board, or who is or shall have acted on behalf or under authority of the Board or Committee, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 15. REQUIREMENTS OF LAW

     15.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     15.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                      APPENDIX B

                          GENERAL BINDING CORPORATION
                            AUDIT COMMITTEE CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control over financial reporting, the audit process, and the company's process for monitoring compliance with laws and regulations and the Company's Ethics Policy. The Audit Committee will fulfill its obligations by:

          - Serving as an independent and objective party to monitor the Corporation's financial reporting processes and system of internal control;

          - Reviewing and appraising the audit efforts of the Corporation's independent accountants and internal auditing function; and

          - Providing an open avenue of communication among the independent accountants, financial and senior management, internal auditors and the Board of Directors.

     The Audit Committee will primarily discharge these obligations by performing the responsibilities and duties outlined in Section IV of this charter.

II. AUTHORITY

     The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

          - Retain outside counsel, accountants or others to advise the Committee or assist in the conduct of an investigation;

          - Seek any information it requires from employees -- all of whom are directed to cooperate with the Committee's requests -- or external parties;

          - Meet with Company officers, external auditors or outside counsel, as necessary.

III. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board who shall be "independent directors" as defined by the National Association of Securities Dealers (NASD). Independent directors shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Board of Directors shall consider members of the Committee independent if they have no current or prior relationship to the corporation during the last five years that may interfere with the exercise of their independent judgment in carrying out the responsibilities of a Director. All members of the Committee shall have a working familiarity with basic finance and accounting practices. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. At least one member shall have expertise in financial reporting.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

IV. MEETINGS

     The Committee shall meet at least three times annually, or more frequently as circumstances require. Draft minutes of the prior meetings and meeting agendas shall be distributed to all Committee members at least one week prior to any planned regular meeting. The Committee will invite members of management, auditors or others to attend meetings or provide pertinent information, as necessary. The Committee will hold private meetings with the external and internal auditors (see below) and executive sessions.

V. RESPONSIBILITIES AND DUTIES

     To fulfill its obligations, the Committee shall perform the following responsibilities and duties:

     FINANCIAL STATEMENTS

     - Review the organization's annual financial statements or other financial information before release, including any certification or opinion rendered by the independent accountants. The Committee will consider completeness and consistency with information known to the Committee;

     - The Committee will review and discuss the Corporation's audited financial statements with management including any difficulties encountered;

     - Consider and approve, if appropriate, significant changes to the Corporation's accounting and reporting principles and recent professional and regulatory pronouncements and understand their impact on the financial statements; and

     - Following completion of the annual audit, review separately with each of the independent accountants, internal auditors and management any significant difficulties encountered during the audit, including any restrictions on the scope of the work or access to required information.

     INTERNAL CONTROL

     - In consultation with the independent accountants and internal auditors, review the integrity of the organization's financial reporting processes, both internal and external, including information technology security and control;

     - Determine that management has a proper review system in place to ensure the accuracy, reliability and integrity of all published financial information; and

     - Review the regular internal reports to management prepared by the internal auditing department and management's response.

     INTERNAL AUDIT

     - Review activities; audit plans, staffing and organizational structure and qualifications of the internal audit department;

     - Review the effectiveness of the internal audit function including compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing;

     - On a regular basis, at least once annually, meet separately with the Director of Internal Audit to discuss any matters that the Committee or Internal Audit believes should be discussed privately; and

     - The Director of Internal Audit has direct reporting responsibility to the Committee and the Committee shall review and approve any personnel changes in this position.

     EXTERNAL AUDIT

     - The independent auditor is ultimately accountable to the Committee in their fiduciary role as representatives of shareholders and to the full Board of Directors. As such, the Committee has the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent auditor;

     - Review the external auditor's proposed audit scope and approach including coordination of audit effort with Internal Audit;

     - Request from the independent auditor a formal written statement delineating all relationships and services between the auditor and the Corporation, including non-audit services that may impact objectivity and independence and will discuss with the independent auditor any relevant matters pertaining thereto;

     - Approve the fees and other compensation to be paid to the independent accountant for auditing services rendered;

     - The Committee will discuss SAS 61 items, including quality of accounting principles; and

     - At least annually, consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

     COMPLIANCE

     - Review and update periodically the Company's Ethics Policy and ensure that management maintains a system to disseminate, monitor compliance and enforce this policy;

     - Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of non-compliance;

     - Review the findings of any examinations by regulatory agencies, and any auditor observations; and

     - Obtain regular updates from management and company legal counsel regarding compliance matters.

     REPORTING RESPONSIBILITIES

     - The Committee will recommend to the Board the inclusion of the financial statements in the annual report and Form 10-K;

     - Provide an open avenue of communication between Internal Audit, the external auditors and the Board of Directors;

     - Regularly report to the Board about Committee activities, issues and related recommendations; and

     - Report annually to the Shareholders via the Company's proxy statement.

     OTHER RESPONSIBILITIES

     - Review and update this charter periodically, at least annually, as conditions dictate.

     - Perform any other activities consistent with this Charter, the Corporation's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

General Binding Corporation

Use a black pen. Mark with an X inside the grey areas as shown in this example.

Annual Meeting Proxy Card

Holder Account Number

Mark this box with an X if you have made changes to your name or address details above.

Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

                        For  Withhold                        For Withhold                                For     Withhold
01 - G. V. Bayly        [ ]    [ ]       05 - D. J. Martin   [ ]    [ ]        09 -A. C. Nielsen, Jr.    [ ]       [ ]
02 - G. P. Coughlan     [ ]    [ ]       06 - J. A. Miller   [ ]    [ ]        10 - F. M. Schneider      [ ]       [ ]
03 - R. U. DeSchutter   [ ]    [ ]       07 - J. P. Lane     [ ]    [ ]        11 - R. J. Stucker        [ ]       [ ]
04 - G. T. Hargrove     [ ]    [ ]       08 - N. P. Lane     [ ]    [ ]

Issues

The Board of Directors recommends a vote FOR the following proposals.                                         For  Against  Abstain
2. To approve and adopt the Corporation's 2002 Stock Incentive Plan for Employees, as amended and restated.   [ ]    [  ]    [  ]

3. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants.                   [ ]    [  ]    [  ]

4. In their discretion upon such other matters as may properly come before the meeting or any adjournment     [ ]    [  ]    [  ]
   or adjournments thereof.

I (we) shall attend the meeting.


The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to said stock and hereby ratifies and confirms all that said proxies and substitutes, or any of them, may do by virtue thereof.


Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian please give full title. If stock is held in the name of more than one person, all named holders must sign the proxy.

Signature 1 - Please keep signature within the box       Signature 2 - Please keep signature within the box       Date (dd/mm/yyyy)

0083AA

1 U P X                                                                    A698

Proxy - General Binding Corporation

One GBC Plaza, Northbrook, Illinois 60062 This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Dennis J. Martin, Robert J. Stucker and Forrest
M. Schneider, or any of them, with full power of substitution, to represent and to vote as designated on the reverse side, all the shares of General Binding Corporation held of record by the undersigned on March 25, 2002, at the annual meeting of stockholders to be held on May 21, 2002, or at any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no specific direction is given, the proxy will be voted FOR the election of directors and proposals 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side)

                                     0083BA